MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2020

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



3.40%
30.55%
66.05%
Domestic
International 1
Net Cash

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	26.56%
Consumer Staples	18.65%
Consumer Discretionary	14.53%
Communication Services	13.50%
Healthcare	11.08%
Financials	9.62%
Industrials	1.72%
Energy	0.94%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	3.40%

TOP 10 HOLDINGS

Apple, Inc.	12.12%
Mastercard Inc.	11.79%
LVMH Moët Hennessey Louis Vuitton ADR	4.93%
The Estée Lauder Companies, Inc.	4.76%
Alphabet, Inc. Class C	4.49%
Alphabet, Inc. Class A	4.47%
Nike, Inc.	4.38%
T. Rowe Price Group, Inc.	3.63%
Novo-Nordisk ADR	3.63%
Roche Holding Ltd. ADR	3.36%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	33
2019 Portfolio Turnover	9.14%
Net Assets (millions)	$22.94
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



8.70%
7.93%
13.78%
10.41%
10.00%
7.73%
11.65%
10.46%
7.39%
8.34%
9.03%
9.37%
7.30%
7.35%
3Q 2020 Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*
Mundoval Fund
MSCI World Index

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$31,030
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2005
2010
2015
2020

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $31,030.42 on 9/30/20. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

3Q20 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 8.70% in the third quarter versus 7.93% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.30% versus 7.35% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Information Technology Sector (Apple, Taiwan Semiconductor), Consumer Discretionary Sector (Nike and Alibaba) and Consumer Staples Sector (Estee Lauder). Negative factors impacting performance for the Fund during the quarter included the Energy Sector (Valero Energy) and Healthcare Sector (Bayer AG and Teva Pharmaceuticals).

During the quarter shares of Grifols, S.A., a Spanish biotechnology company that manufactures plasma derivatives for therapeutic use, were purchased in the Fund. The geographic diversification of the Fund as of September 30, 2020 consisted of 66.05% domestic stocks, 30.55% international stocks and 3.40% cash equivalents. The Fund owned shares of common stock in 32 companies.

Manager Commentary:

In the third quarter stock markets around the globe provided investors with a second consecutive quarter of gains. Despite some volatility in the month of September, the S&P 500 and Dow Jones Industrial Average gained 8.5% and 7.6% respectively during the quarter. International stocks, as measured by the MSCI EAFE Index, returned 4.80%, while the technology laden NASDAQ Composite gained 11% during the quarter. Despite the stock market gains since the beginning of the COVID-19 Pandemic in March, most indices are essentially back to where they started the year.

During the quarter shares of Apple Inc. reached an all-time high before the company declared a 4-for-1 stock split as their market valuation crossed the $2 trillion mark. Apple announced during the quarter that they will launch a new generation MacBook and iPad Pro series which will be fabricated exclusively using Taiwan Semiconductor 5 nanometer EUV process technology. The news was beneficial to the Mundoval Fund as Taiwan Semiconductor's shares increased by more than 40% during the quarter.

Nike reported an 82% increase in online sales during the quarter and expects strong demand through the holiday season. Estee Lauder reported that it experienced a resurgence in their cosmetic business in the Asia-Pacific region as affluent millennials spent more at beauty retailers and duty-free stores at airports. Mastercard announced during the quarter the ability for businesses in virtually any geography to send payments efficiently and securely to China using its Cross-Border Services with reduced need for additional documents and processing. The Walt Disney Company reported in August that it had more than 100 million subscribers worldwide to its Disney +, Hulu and ESPN + streaming services.

Thank you for your business and continued support.

Sincerely yours,
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of September 30, 2020

	3Q 2020 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	8.70%	13.78%	10.00%	11.65%	7.39%	9.03%	7.30%
MSCI World Index	7.93%	10.41%	7.73%	10.46%	8.34%	9.37%	7.35%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.